UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2008

                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                          0-25658                 84-1357927
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                     Identification Number)

      230 Park Avenue, 10th Floor
           New York, New York                               10169
 (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 551-1747
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

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Item 7.01     Regulation FD Disclosure.

         At the Company's 2008 Annual Meeting of the Stockholders held on September 2, 2008 in Denver, Colorado, Mr. Patrick Soon-Hock Lim, the Company's Chairman, made a presentation to the stockholders in attendance (the "Chairman's Presentation") regarding, among other things, an overview of the Company's business and industry and the Company's sales and growth strategy. A copy of the Chairman's Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Following the Chairman's Presentation, Mr. Lim accepted questions from stockholders. In response to such questions, the following information was presented.

o The anticipated revenue split for BluberMax service is 50/50 between content production and mobile advertising and associated anticipated profit margins of 15% for content production and 40% for advertising revenue.
o Revenue from sale of RFID and the GPS applications in 2007 was approximately $3.0 and $7.5 million respectively
o Projected revenue from sale of RFID and GPS applications for 2008 is approximately $4.5 million and $14.5 million respectively.
o The Supply Agreement between the Company and Collier Consulting was assigned to a third party.
o The Consulting Agreement between the Company and Newport Capital Consulting has been terminated.

         The Chairman's Presentation and above information included statements, which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. These statements may involve risks and uncertainties that could cause actual results to differ materially from the expected results. Such risks include, but are not limited to the risk factors described in other reports and periodic filings furnished from time to time by the Company with the Securities and Exchange Commission.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this report shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Identification of Exhibits
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99.1            Presentation of the Chairman at the Annual Meeting of
                Stockholders on September 2, 2008

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 SECURED DIGITAL APPLICATIONS, INC.


Date: September 3, 2008          By:      /s/ Patrick Soon-Hock Lim
                                          --------------------------------------
                                          Patrick Soon-Hock Lim
                                          Chairman & Chief Executive Officer